                                                                                                                                               Exhibit 99.1

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT AND LIMITED WAIVER, dated as of March 18, 2005 (this "Amendment and Limited Waiver"), among The Pacific Lumber Company, a Delaware corporation, and Britt Lumber Co., Inc., a California corporation (each, a "Borrower" and together, the "Borrowers"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Bank of America, N.A., as agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1)        The Borrowers, the Lenders and the Agent have entered into a Credit Agreement dated as of January 23, 2004 (as amended by Amendment No. 1 to the Credit Agreement, Security Agreement and Fee Letter and Limited Waiver dated as of May 7, 2004, Amendment No. 2 to the Credit Agreement dated as of October 20, 2004, and Amendment No. 3 to the Credit Agreement and Limited Waiver dated as of February 22, 2005, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Limited Waiver have the same meanings as specified in the Credit Agreement.

(2)        The parties acknowledge and agree that the Borrowers were not in compliance with the covenant set forth in Section 7.27 of the Credit Agreement for the fiscal quarter ending December 31, 2004 and will not be in compliance for the fiscal quarter ending March 31, 2005, which non-compliance constitutes a Default under the Credit Agreement.

(3)        The Borrowers have requested that the Lenders grant the limited waiver described herein in order to permit the Borrowers to make Borrowings notwithstanding the existence and continuance of such Default, as further described herein.

(4)        The Lenders are, on the terms and conditions stated below, willing to grant such request of the Borrowers and the Borrowers and the Lenders have agreed to amend the Credit Agreement and grant a limited waiver as hereinafter set forth.

SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)        Article 7 is amended by adding at the ending of such Article a new Section 7.32 to read in full as follows:

"7.32 On or before March 18, 2005 (or such later date as agreed by the Agent in its sole discretion), the Borrowers shall have delivered duly endorsed certificates of title relating to all rolling stock owned by the Borrowers (in respect of which, to the Borrowers' knowledge, registration is required for the purpose of perfection), in form and substance satisfactory for the purpose of perfecting the Agent's security interest in such rolling stock, and thereafter, upon Agent's request, Borrowers shall deliver all other agreements and documentation deemed necessary by the Agent for such purpose."

(b)           The definition of "Availability Reserve" in Annex A to the Credit Agreement is amended in part by deleting the figure of "$5,000,000" therein and inserting the figure "$4,000,000" in place thereof.

(c)            The definition of "Borrowing Base" in Annex A of the Credit Agreement is amended in part by inserting, before the word "minus" in the fifth line thereof, the following words: "plus (C) an amount equal to the amount of the Parent Credit Support plus (D) an amount equal to 95% of the amount then payable to Palco under the Eligible Insurance Receivable."

(d)           Annex A of the Credit Agreement is amended by (i) inserting immediately following the definition of "Assignee" a new definition of "Assignment Agreement" to read in full as follows:

" 'Assignment Agreement' means that certain consent and assignment agreement, in form and substance satisfactory to the Agent, in respect of the Settlement Agreement, to be executed by Palco, Maxxam Group, Inc., Maxxam Inc., Maxxam Group Holdings, Inc., Scotia Pacific Holding Company, Charles E. Hurwitz and John Campbell in favor of the Agent."

(ii)         inserting immediately following the definition of "Eligible Assignee" a new definition of "Eligible Insurance Receivable" to read in full as follows:

" 'Eligible Insurance Receivable' means the receivable in an amount not more than $3,085,000 payable to Palco from time to time pursuant to the Settlement Agreement, provided that such receivable is subject to the eligibility criteria of all Eligible Accounts hereunder (excepting subsections (a), (f), (q), (r) and (s) under the definition of Eligible Accounts set forth in Annex A), except that (i) 50% of any payment thereunder, and (ii) 100% of any payment thereunder, shall be deemed ineligible for the purposes of the Borrowing Base in the event that it is not received in full by Palco within five days, in the case of (i) above, and 10 days in the case of (ii) above, following its stated due date for payment as set forth in the Settlement Agreement."

(iii) inserting immediately following the definition of "Fronting Fee" a new definition of "Fourth Amendment" to read in full as follows:

" 'Fourth Amendment' means Amendment No. 4 and Limited Waiver, dated as of March 18, 2005, to this Agreement."

(iv) inserting immediately following the definition of "Other Taxes" a new definition of "Parent Credit Support" to read in full as follows:

" 'Parent Credit Support' means a cash deposit in the amount of $2,000,000 made in favor of the Agent made by MAXXAM Group, Inc. on or before the date of the Fourth Amendment to this Agreement and in which the Collateral Agent has a first priority security interest." and

(v) inserting immediately following the definition of " 'Settlement' and 'Settlement Date' " a new definition of "Settlement Agreement" to read in full as follows:

" 'Settlement Agreement' means that certain Global Settlement and Release of all Claims effective March 11, 2005, in substantially the form attached as Annex A to the Fourth Amendment and otherwise in form and substance satisfactory to the Agent."

SECTION 2.   Limited Waiver. (a)Subject to the terms and conditions set forth herein, the Lenders hereby waive compliance with the provisions of Section 7.27 of the Credit Agreement for each of the fiscal quarters ending December 31, 2004 and March 31, 2005, respectively, solely as it relates to Section 8.3(a)(ii) of the Credit Agreement. The foregoing waiver shall be effective for the period commencing on the Effective Date and ending on April 15, 2005 (the "Limited Waiver Period") and thereafter shall be deemed to be void and of no further force or effect.

(b)           The waiver set forth above relates solely to the noncompliance by the Borrowers with the provisions of Section 7.27 of the Credit Agreement in the manner and to the extent described above, and solely for the Limited Waiver Period as described above, and nothing in this Amendment and Limited Waiver shall be deemed to:

(i)             constitute a waiver of compliance by the Borrowers with respect to (i) Section 7.27 of the Credit Agreement in any other instance or as it relates to any other provision, right or remedy of the Agent or the Lenders under the Loan Documents in respect of a Default or an Event of Default, including, without limitation, Sections 1.2(b)(3) and 2.1(b) of the Credit Agreement, (ii) Section 7.27 of the Credit Agreement for each of the fiscal quarters ending December 31, 2004 and March 31, 2005, respectively, as it relates to Sections 8.3(a)(ii) of the Credit Agreement following the expiration of the Limited Waiver Period or (iii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

(ii)           prejudice any right or remedy that the Agent or any Lender may now have or may have hereafter under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 3.   Conditions of Effectiveness. This Amendment and Limited Waiver shall become effective as of the date (the "Effective Date") when, and only when, the Agent shall have received all of the following:

(a)            Counterparts of this Amendment and Limited Waiver executed by the Borrowers and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Limited Waiver;

(b)           A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and Limited Waiver and any other documents to be delivered hereunder, dated the date of receipt thereof by the Agent, and in form and substance satisfactory to the Agent;

(c)            A cash deposit by MAXXAM Group, Inc. ("MGI") into an account held with Bank and under the sole control and dominion of Agent in an amount of not less than $2,000,000 (the "Parent Credit Support");

(d)           A security agreement from MGI in favor of Agent, in form and substance satisfactory to the Agent, granting a security interest in all rights and interests of MGI in the cash and any proceeds thereof comprising the Parent Credit Support (provided that thereafter, upon Agent's request, Borrowers shall deliver, or shall cause the delivery of, any other agreements and documents deemed necessary by the Agent to perfect the Agent's security interest in such cash and proceeds).

(e)            Weekly cash-flow projections prepared by the Borrowers from March 21, 2005 through April 15, 2005 in form and substance satisfactory to the Agent; and

(f)	A fee in the amount of $150,000.

SECTION 4.   Additional Fee. (a) The Borrowers agree to pay to the Agent an additional fee (the "Additional Fee") in connection with the execution of this Amendment, in an amount equal to $150,000. The Additional Fee shall be earned on the date hereof and payable in equal installments of $50,000 on each of March 25, 2005, April 1, 2005 and April 8, 2005.

(b) An amount equal to that portion of the Additional Fee actually received by the Agent shall be credited against the fee payable to the Agent pursuant to an amendment to the Credit Agreement entered into in connection with a term loan b financing, such term loan b financing to provide sufficient liquidity to the Borrowers based on the business model (in form and substance satisfactory to the Agent) provided to the Agent prior to the effectiveness of such amendment but in any event to be in an amount of not less than $15,000,000.

(c) The Additional Fee shall be deemed part of the "Obligations" for all purposes of the Loan Documents.

SECTION 5.   Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

(a)            Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated with respect to it in the recital of parties to this Amendment and Limited Waiver.

(b)           The execution, delivery and performance by such Borrower of this Amendment and Limited Waiver and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene such Borrower's charter or by-laws, (ii) violate any law, rule or regulation, or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting such Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under any Loan Document, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Borrower or any of its Subsidiaries.

(c)            No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by such Borrower of this

Amendment and Limited Waiver or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

(d)           This Amendment and Limited Waiver has been duly executed and delivered by such Borrower. This Amendment and Limited Waiver and each of the other Loan Documents, as amended hereby, to which such Borrower is a party are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

SECTION 6.   Default Rate Election. The parties hereby acknowledge and agree that, based on the preliminary financial information for the most recent fiscal quarter provided by the Borrowers to the Agent, the Borrowers were not in compliance with the covenant set forth in Section 7.27 of the Credit Agreement for the fiscal quarter ending December 31, 2004 and will not be in compliance with such covenant for the fiscal quarter ending March 31, 2005. The parties hereby further acknowledge and agree that such non-compliance constitutes a Default under the Credit Agreement, in respect of which the Agent and the Required Lenders have elected pursuant to Section 2.1(b) of the Credit Agreement to require that all of the Obligations shall, commencing on the Effective Date, continue to bear interest at the Default Rate applicable thereto so long as such Default (or any Event of Default arising therefrom) has occurred and is continuing.

SECTION 7.   Board Approval. No later than 2 Business Days following the Effective Date, the Borrowers shall deliver to the Agent, certified copies of (A) the resolutions of the Board of Directors of each Borrower approving and ratifying this Amendment and Limited Waiver and the matters contemplated hereby and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Limited Waiver and the matters contemplated hereby. In the event that the Borrowers shall not have timely delivered the resolutions and other documents required by the preceding sentence, the Agent shall have the option, exercisable in its sole discretion, to terminate the effectiveness of this Amendment and Limited Waiver for all purposes except payment of the fee required pursuant to Section 3(c) hereof.

SECTION 8.   Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Limited Waiver.

(b)           Except to the extent of the waiver specifically granted in Section 2 above during the Limited Waiver Period, the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment and Limited Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 9.   Costs, Expenses. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in connection with the preparation, execution, delivery, administration, modification, amendment and enforcement of this Amendment and Limited Waiver, and the other instruments and documents to be delivered hereunder (including the security agreement referred to in Section 3(d) above, in accordance with the terms of Section 13.7 of the Credit Agreement.

SECTION 10.Execution in Counterparts. This Amendment and Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Limited Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Limited Waiver.

SECTION 11.Governing Law. This Amendment and Limited Waiver shall be governed by, and construed in accordance with, the laws of the State of California; provided that the Agent and the Lenders shall retain all rights arising under federal law.

SECTION 12.Release. Each of the Borrowers acknowledges and agrees that it has no actual or potential claim or cause of action against the Agent or any Lender with respect to any matters relating to the Credit Agreement or any other Loan Document through the date hereof, and hereby waives and releases any right to assert same.

SECTION 13.Waiver of California Civil Code Section 1542. The parties hereto waive any and all application of California Civil Code Section 1542. The parties acknowledge that each received competent and independent legal advice with respect to the meaning and effect of waiving California Civil Code Section 1542, and is aware of and understands the provisions of that Section, which provides that:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

The parties understand and acknowledge that they may hereafter discover facts relating to the Claims released herein in addition to or different from those which they believed to be true on the date of execution of this Amendment and Limited Waiver, and the claims released herein shall nonetheless be deemed to be fully, finally, and forever settled and released upon the execution of this Amendment and Limited Waiver, without regard to the subsequent discovery or existence of additional or different facts.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Limited Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

THE PACIFIC LUMBER COMPANY

____/s/ Gary L. Clark_______________________

By:	Gary L. Clark
Title:	Vice President Finance and Administration

BRITT LUMBER CO., INC.

____/s/ Gary L. Clark_______________________

By:	Gary L. Clark
Title:	Vice President Finance and Administration

AGENT:

BANK OF AMERICA, N.A., as the Agent

By:          /s/ Robert M. Dalton

Robert M. Dalton , Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:          /s/ Robert M. Dalton

Robert M. Dalton, Vice President